UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18th, 2014

Commission file number 333-183797

PROVEST GLOBAL INC.

(Exact name of registrant as specified in its charter)

(f/k/a GILAX CORP.)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

68-0682040 (IRS Employer Identification Number)	5088 (Primary Standard Industrial Classification Code Number)

6955 N Durango Drive Suite 1115-240

Las Vegas, NV 89149

(702) 843-0442

 (Address & telephone number of principal executive offices)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 18th, 2014, FINRA granted final approval of Change of Name, a 10:1 Forward Stock Split & Ticker Symbol of the Corporation from Gilax Corp. to PROVEST GLOBAL INC., with the new Ticker Symbol of “PRVG”. Said approval was predicated upon the Company’s approved Corporate changes in its domicile of Nevada. The new Ticker Symbol shall become effective on January 8th, 2014.

ITEM 9.01 EXHIBITS

  (d) Exhibits.

Exhibit #	Description
3.1 (i)	Certificate of Amendment (Name Change)
3.1 (ii)	Certificate of Amendment (Forward Split)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31st, 2014

ProVest Global Inc.

/s/ Garth Jensen
By: Garth Jensen, Director

/s/ Ricardo Leon Vera
By: Ricardo Leon Vera, Director

/s/ Maria Tzetzangari Ibarra Junquera
By: Maria Tzetzangari Ibarra Junquera, Director